UBS Select Prime Institutional Fund
Supplement to the Prospectus

Dated August 28, 2009

March 15, 2010

Dear Investor:

On February 16th, we had announced the extension (and structured phase out over a longer period) of a voluntary fee waiver reducing fund expenses. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided to maintain the voluntary fee waiver applicable to UBS Select Prime Institutional Fund at the current level rather than to reduce it as previously intended; we will therefore continue waiving 0.04% of management fees until at least April 15, 2010, after which time this waiver will either be further extended or be phased out by decreasing 0.01% per week until the voluntary waiver expires on or about May 6, 2010. Any extension would be announced in a subsequent prospectus supplement. Therefore, the last note to the “Expenses and fee tables” on page 5 of the prospectus is replaced with the following for UBS Select Prime Institutional Fund:

****	Effective February 16, 2010, UBS Global AM will voluntarily waive 0.04% of its management fees until April 15, 2010. As a result, the total ordinary annual fund operating expenses will be reduced to 0.14% through April 15, 2010, at which point this voluntary waiver will be phased out over several weeks at a rate of 0.01% per week. UBS Global AM may voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive those fees. Waivers may affect the fund’s performance.

The above information supersedes that contained in the February 16, 2010, prospectus supplement with respect to waivers impacting UBS Select Prime Institutional Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-408